                                                                    EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 20, 1998, which appears on page F-2 of AutoImmune Inc.'s Annual Report on Form 10-K for the year ended December 31, 1997.


/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
November 30, 1998